CERTIFICATE OF INCUMBENCY
                               FOR
                   NAMI RESOURCES COMPANY, LLC

     I do hereby certify that I am the duly elected and qualified manager of Nami Resources Company, LLC, and that the following is a true and correct list of the current members and managers of the Company, as of the 31st day of August, 2000:
                             MEMBERS:
                      Mike Nami: Sole member
                            MANAGERS:
                     Mike Nami: Sole manager
     I do hereby certify that I, the undersigned, Mike Nami, sole member and manager of the company am authorized to execute all documents pertaining to the purchase of the assets of Miller Petroleum, Inc.
     IN WITNESS WHEREOF, I have affixed my name as sole member and manager and have caused the official seal of the Company to be hereunto affixed this 6th day of September, 2000.
A True Record
Attest:
                              /s/Mike Nami
                                   ______________________________
                                   MIKE NAMI, Sole Member/Manager